              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934



                         August 28, 1998
--------------------------------------------------------------------------
                (Date of earliest event reported)


                     R&G Financial Corporation
--------------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Puerto Rico                0-21137                66-0532217
---------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification No.)


280 Jesus T. Pinero Avenue, Hato Rey, San Juan, Puerto Rico      00918
----------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                            (787) 758-2424
----------------------------------------------------------------------------
         (Registrant's telephone number, including area code)


                                Not Applicable
----------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
         ------------

    On August 28, 1998, R&G Financial Corporation ("RGFC"), a Puerto Rico corporation, filed with the Secretary of State for the Commonwealth of Puerto Rico, a Certificate ("Certificate") of Resolution Establishing and Designating the Series and Fixing and Determining the Relative Rights and Preferences of the Noncumulative Perpetual Monthly Income Preferred Stock, Series A, $25 Liquidation Preference Per Share (the "Series A Preferred Stock") of RGFC. The Certificate was filed in connection with the closing on August 31, 1998 of the sale of 2,000,000 shares of the Series A Preferred Stock. The Certificate and the Press Release announcing the closing of the sale of the Series A Preferred Stock are each filed herewith as an Exhibit to the Form 8-K and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

    The following exhibits are filed with this report:


         Exhibit Number                       Description
         --------------                       -----------

              3.0 Certificate of Resolution Establishing and Designating the Series and Fixing and
                                     Determining the Relative Rights
                                     and Preferences of the
                                     Noncumulative Perpetual Monthly
                                     Income Preferred Stock, Series
                                     A ($25 Liquidation Preference
                                     Per Share) of R&G Financial
                                     Corporation


              99.0                   Press Release dated August 31,
                                     1998

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    R&G FINANCIAL CORPORATION



Date:  August 31, 1998              By:   /s/ Victor J. Galan
                                          ------------------------------------
                                          Victor J. Galan
                                          President and Chief Executive Officer